UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

AutoZone, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street, Memphis, Tennessee 38103

(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2023, the Board of Directors (the “Board”) of AutoZone, Inc. (the “Company”) adopted and approved amended and restated by-laws (the “Eighth Amended and Restated By-Laws”), effective immediately. Among other things, the amendments effected by the Eighth Amended and Restated By-Laws:

•	Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors made in connection with annual and special meetings of stockholders by, including, without limitation:

○	Adding a requirement that any stockholder submitting a nomination notice make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities and Exchange Act of 1934, as amended, regarding universal proxy cards (the “Universal Proxy Rule”);

○	Clarifying that if any stockholder provides notice pursuant to the Universal Proxy Rule and subsequently either (i) notifies the Company that such stockholder no longer intends to solicit proxies in support of director nominees other than the Company’s nominees or (ii) such stockholder fails to comply with the requirements of the Universal Proxy Rule, then such nomination will be disregarded and no vote on such nominee proposed by such stockholder will occur;

○	Requiring additional disclosures from nominating stockholders or proposing persons, proposed nominees and, if the nominating or proposing stockholder is not a natural person, the natural person(s) associated with such stockholder responsible for the decision to propose the business or nomination; and

○	Requiring that, if requested by the Board or any Board committee, proposed nominees make themselves available for interviews by the Board or such committee within ten (10) days following the date of any reasonable request therefor from the Board or any Board committee.

•	Require any stockholders directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;

•	Require the Board to fix a new record date if a meeting is adjourned or postponed to a date that is more than 60 days later than the meeting date set for the original meeting;

•	Clarify the Board’s authority to designate the location for shareholder meetings, which may be held by means of remote communication; and

•	Make various other updates, including technical, ministerial and conforming changes.

The foregoing summary of the amendments effected by the Eighth Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Eighth Amended and Restated By-Laws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Eighth Amended and Restated By-Laws of AutoZone, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2023

AUTOZONE, INC.

By:	/s/ Jamere Jackson
Name:	Jamere Jackson
Title:	Chief Financial Officer and Executive Vice President
Finance and Store Development